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                                                                     Exhibit 3.2


                       THIRD AMENDED AND RESTATED BYLAWS

                                      OF

                               BTI TELECOM CORP.


                                   ARTICLE I

                                    OFFICES
                                    -------


Section 1.     Principal Office.  The principal office of the corporation shall
               ----------------
               be located at such place as the Board of Directors may fix from time to time.

Section 2.     Registered Office.  The registered office of the corporation
               -----------------
               required by law to be maintained in the State of North Carolina may be, but need not be, identical with the principal office.

Section 3.     Other Offices.  The corporation may have offices at such other
               -------------
               places, either within or without the State of North Carolina, as the Board of Directors may designate or as the affairs of the corporation may require from time to time.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS
                           ------------------------

Section 1.     Place of Meetings.  All meetings of shareholders shall be held at
               -----------------
               the principal office of the corporation, or at such other place, whether within or without the State of North Carolina, as shall be designated in the notice of the meeting or agreed upon by the Board of Directors.

Section 2.     Annual Meeting.  The annual meeting of shareholders shall be held
               --------------
               during the fourth full month following the end of the corporation's fiscal year at a time and on any day (except Saturday, Sunday or a legal holiday) in that month as determined by the Board of Directors for the purpose of electing directors of the corporation and for the transaction of such other business as may be properly brought before the meeting.

Section 3.     Substitute Annual Meetings.  If the annual meeting shall not be
               --------------------------
               held on the day designated by these Bylaws, a substitute annual meeting may be called in accordance with the provisions of
               Section 4 of this Article II.  A meeting

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               so called shall be designated and treated for all purposes as the annual meeting.

Section 4.     Special Meetings.  Special meetings of the shareholders, for any
               ----------------
               purpose or purposes, unless otherwise prescribed by statute, may be called by the President, the Chief Executive Officer, the Chairman of the Board or a majority of the members of the Board of Directors then in office and shall be called by the Secretary at the written request of holders of a majority of the outstanding shares of Series A Preferred Stock or holders of a majority of the outstanding shares of Series B Preferred Stock.

               Any person or persons entitled to call a special meeting of shareholders shall do so by delivering written notice to the Secretary of the corporation stating that a special meeting has been called and certifying to facts establishing that the person or persons delivering the notice are entitled to call a special meeting.

Section 5.     Notice of Meetings.  Written or printed notice stating the time
               ------------------
               and place of the meeting shall be delivered not less than ten
               (10) nor more than sixty (60) days before the date of any shareholders' meeting, either personally or by telegraph, teletype or other form of wire or wireless communication, or by facsimile, by or at the direction of the Chairman of the Board, the President, the Secretary or other person calling the meeting, to each shareholder of record entitled to vote at such meeting; provided that such notice must be given to all shareholders with respect to any meeting at which a merger, share exchange, sale of assets other than in the regular course of business or voluntary dissolution is to be considered and in such other instances as required by law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the record of shareholders of the corporation, with postage thereon prepaid.

               In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called; but, in the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless such a statement is required by the provisions of the North Carolina Business Corporation Act.

               When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If, however, a new record date for the adjourned meeting is fixed, notice of the adjourned meeting will be given to all persons who are shareholders as of the new record date in accordance with this Section 5.

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Section 6.     Waiver of Notice.  Any shareholder may waive notice of any
               ----------------
               meeting. The waiver must be in writing, signed by the shareholder and delivered to the corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter before it is voted upon.

Section 7.     Shareholder Lists.  Before each meeting of shareholders, the
               -----------------
               Secretary of the corporation shall prepare an alphabetical list of the shareholders entitled to notice of such meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address and number of shares held by each shareholder. The list shall be kept on file at the principal office of the corporation, or at a place identified in the meeting notice in the city where the meeting will be held, for the period beginning two business days after notice of the meeting is given and continuing through the meeting, and shall be subject to inspection by any shareholder at any time during regular business hours. This list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the meeting or any adjournment thereof.

Section 8.     Quorum.  (A) A majority of the outstanding shares of the
               ------
               corporation entitled to vote and (B) until the consummation of the corporation's initial public offering of capital stock pursuant to a registration statement under the Securities Act of 1933, as amended (an "IPO"), (i) the holders of a majority of the outstanding shares of Series A Preferred Stock and (ii) the holders of a majority of the outstanding shares of Series B Preferred Stock, in each case, represented in person or by proxy, shall be required for, and shall constitute a quorum at all meetings of shareholders; provided that if the corporation provides reasonable notice and makes reasonable accommodations for the holders of a majority of the shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, to attend a meeting where such holders are required for a quorum, and such holders are not present, the holders of a majority of the shares of Series A Preferred Stock or Series B Preferred Stock, as applicable, shall not be required for quorum. Shares entitled to vote as a separate voting group may take action on a matter only if a quorum of those shares exists; a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group. The shareholders present at a duly organized meeting may continue to do

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               business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

               In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of a majority of the shares voting on the motion to adjourn; and at any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

Section 9.     Organization.  Each meeting of shareholders shall be presided
               ------------
               over by the Chairman of the Board, and in his absence or at his request by the President, and in their absence or at their request by any person selected to preside by vote of the holders of a majority of the shares present and entitled to vote at the meeting. The Secretary, or in his absence or at his request, any person designated by the person presiding at the meeting, shall act as secretary of the meeting.

Section 10.    Proxies.  Shares may be voted either in person or by one or more
               -------
               agents authorized by a written proxy executed by the shareholder or by his duly authorized attorney-in-fact. A proxy is not valid after the expiration of eleven months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, or limits its use to a particular meeting. Any proxy shall be revocable by the shareholder unless the written appointment expressly and conspicuously provides that it is irrevocable and the appointment is coupled with an interest as required by law.

Section 11.    Voting of Shares.  Subject to the provisions of Section 4 of
               ----------------
               Article III and the corporation's Second Amended and Restated Articles of Incorporation (as amended from time to time, the "Articles of Incorporation") each outstanding share entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. All shares entitled to vote shall be counted together collectively on a matter as provided by the Articles of Incorporation or by the North Carolina Business Corporation Act and shall constitute a single voting group. Additional required voting groups shall be determined in accordance with the Articles of Incorporation and these Bylaws of this corporation and the North Carolina Business Corporation Act.

               Except in the election of directors as governed by the provisions of Section 3 of Article III, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law or by the Articles of Incorporation or Bylaws of this corporation. Further, except in the election of directors, action on a matter by a voting

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               group shall be approved if the votes cast within the
               voting group favoring the action exceed the votes cast opposing the action, unless the vote by a greater number is required by law or by the Articles of Incorporation or Bylaws of this corporation. Corporate action on such matters shall be taken only when approved by each and every voting group entitled to vote as a separate voting group on such matters as provided by the Articles of Incorporation or Bylaws of this corporation or by the North Carolina Business Corporation Act. The foregoing provisions of this Section 11 are subject to the rights of the holders of Series A Preferred Stock and the holders of Series B Preferred Stock pursuant to the provisions of the Articles of Incorporation and the Amended and Restated Shareholders Agreement (as amended from time to time, the "Shareholders Agreement") dated as of January 2001 among the corporation and certain shareholders of the corporation.

               Voting on all matters except the election of directors shall be by voice vote or by a show of hands unless the holders of one-tenth (1/10th) of the shares represented at the meeting shall, prior to the voting on any matter, demand a ballot vote on that particular matter. Abstentions shall not be treated as negative votes.

               Shares of the corporation's stock are not entitled to vote if they are owned, directly or indirectly, by a second corporation and the corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation, except that shares held in a fiduciary capacity, including the corporation's own shares, may be voted.

Section 12.    Informal Action by Shareholders.  Any action that is required or
               -------------------------------
               permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more written consents, describing the action so taken, shall be signed by all of the persons who would be entitled to vote upon such action at a meeting, and such consent is delivered to the corporation for inclusion in the minutes or filing with the corporate records. Such consent shall have the same force and effect as a unanimous vote of shareholders. Any shareholder may retract his consent until the last shareholder entitled to vote has signed the appropriate written consent and all consents have been delivered to the Secretary of the corporation. When notice of a proposed action is required to be given to nonvoting shareholders as provided in Section 5 of Article II of these Bylaws, the corporation shall give the nonvoting shareholders notice at least ten (10) days before action is taken in lieu of a meeting by unanimous consent of the voting shareholders. Such notice to nonvoting shareholders shall contain or be accompanied by any material that would have been required to be sent to the nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

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Section 13.    Inspectors of Election.
               ----------------------

               (a)  Appointment of Inspectors of Election.  In advance of any
                    -------------------------------------
               meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the person acting as chairman.

               (b)  Duties of Inspectors.  The inspectors of election shall
                    --------------------
               determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.

               (c)  Vote of Inspectors.  If there are three inspectors of
                    ------------------
               election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

               (d)  Report of Inspectors.  On a request of the chairman of the
                    --------------------
               meeting, the inspectors shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

Section 14.    Shareholder Proposals.  Any shareholder wishing to bring any
               ---------------------
               other business before a meeting of the shareholders must provide notice to the corporation not more than ninety (90) and not less than fifty (50) days before the meeting in writing by registered mail, return receipt requested, of the business to be presented by such shareholder at the shareholders meeting. Any such notice shall set forth the following as to each matter the shareholder proposes to bring before the meeting: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, if such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment; (B) the name and address, as they appear on the corporation's books, of the shareholder

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               proposing such business; (C) the class and number of shares of the corporation which are beneficially owned by such shareholder;
               (D) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and (E) any material interest of the shareholder in such business. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section. In the absence of such notice to the corporation meeting the above requirements, a shareholder shall not be entitled to present any business at any meeting of shareholders; provided that until the corporation's IPO, the Investor (as defined in the Shareholders Agreement) shall be entitled to present any business at any meeting of shareholders without complying with the notice requirements of this Section 14.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

Section 1.     General Powers.  Subject to and in compliance with the provisions
               --------------
               of Section 7 of the Shareholders Agreement and Section 6 of the Articles of Incorporation, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors or by such executive or other committees as the Board may establish pursuant to these Bylaws.

Section 2.     Number and Qualifications.  The number of directors constituting
               -------------------------
               the initial Board of Directors shall be not less than five (5) nor more than ten (10) as may be fixed or changed from time to time, within the minimum and maximum, by the shareholders or by the Board of Directors. Directors need not be residents of the State of North Carolina or shareholders of the corporation.

Section 3.     Nomination and Election of Directors.  The Board of Directors
               ------------------------------------
               shall be constituted as set forth in Sections 5 and 10 of the Shareholders Agreement. Subject to the provisions of the Shareholders Agreement, nominations for the election of directors may only be made by the Board of Directors, by the Nominating Committee of the Board of Directors (or, if none, any other committee serving a similar function) or by any shareholder entitled to vote generally in elections of directors where the shareholder complies with the requirements of this Section. Unless otherwise provided in the Shareholders Agreement, any shareholder of record entitled to vote generally in elections of directors may nominate one or more persons for election as directors at a

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               meeting of shareholders only if written notice of
               such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States certified mail, postage prepaid, to the Secretary of the corporation (i) with respect to an election to be held at an annual meeting of shareholders, not more than ninety (90) days nor less than fifty (50) days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of shareholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to shareholders; provided that the foregoing notice provisions shall not apply to the nomination of any directors designated pursuant to the terms of the Shareholders Agreement. Each such notice of a shareholder's intent to nominate a director or directors at an annual or special meeting shall set forth the following: (A) the name and address, as they appear on the corporation's books, of the shareholder who intends to make the nomination and the name and residence address of the person or persons to be nominated; (B) the class and number of shares of the corporation which are beneficially owned by the shareholder;
               (C) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (E) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of the corporation if so elected. Subject to the provisions of the Shareholders Agreement, no person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the shareholders meeting shall determine that a nomination was not made in accordance with the procedures described by these bylaws, he shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section.

               Except as provided in Section 6 of this Article III, the directors shall be elected at the annual meeting of shareholders; and those persons who receive

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               the highest number of votes at a meeting at which a quorum is present shall be deemed to have been elected. Every shareholder entitled to vote at an election of directors shall have the right to vote the number of shares standing of record in his name for as many persons as there are directors to be elected and for whose election he has a right to vote.

Section 4.     Term of Directors.  Each initial director shall hold office until
               -----------------
               the first shareholders' meeting at which directors are elected, or until such director's death, resignation or removal. The terms of every other director shall expire at the next annual shareholders' meeting following a director's election or upon such director's death, resignation or removal. The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. Despite the expiration of a director's term, such director shall continue to serve until a qualified successor shall be elected. A decrease in the number of directors does not shorten an incumbent director's term.

Section 5.     Removal.  Subject to the provisions of the Shareholders
               -------
               Agreement, any director may be removed at any time with or without cause by a vote of the shareholders if the number or votes cast to remove such director exceeds the number of votes cast not to remove him. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If any directors are so removed, new directors may be elected at the same meeting. A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting, is removal of the director.

Section 6.     Vacancies.  Unless otherwise provided in the Shareholders
               ---------
               Agreement, any vacancy occurring in the Board of Directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors, may be filled by the shareholders or the Board of Directors, whichever group shall act first. Unless otherwise provided in the Shareholders Agreement, if the directors remaining in office do not constitute a quorum of the Board, the directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

Section 7.     Chairman of the Board.  There may be a Chairman of the Board of
               ---------------------
               Directors elected by the directors from their number at any meeting of the Board. The Chairman shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board. He shall be an ex officio member of all committees. He shall make a report in writing at the annual meeting of the Board of Directors stating the condition of the corporation and shall make such suggestions and recommendations as he shall deem

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               proper for the best interests of the corporation. He shall appoint delegates and representatives to the organizations with which the corporation is affiliated. He shall have the power to call the regular and any special meetings of the Board of Directors. Until a Chairman is elected, the President of the corporation shall preside at the meetings of the Board of Directors and shareholders.

Section 8.     Compensation.  The Board of Directors, in its discretion, may
               ------------
               compensate directors for their services as such and may provide for the payment of all expenses incurred by directors in attending regular and special meetings of the Board or of the Executive Committee. Nothing herein contained, however, shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 9.     Committees.  Subject to and in compliance with Section 6 of the
               ----------
               Shareholders Agreement, the Board of Directors, by resolution adopted by a majority of the number of directors in office when the action is taken or, if greater, the number of directors required to take action pursuant to Section 6 of Article IV, may designate two or more directors to constitute an Executive Committee and other committees, each of which, to the extent authorized by law and provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the corporation. Unless otherwise provided in
               Section 6 of the Shareholders Agreement, each committee member serves at the pleasure of the Board of Directors. The provisions in these Bylaws that govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors apply to committees established by the Board.

                                  ARTICLE IV

                             MEETINGS OF DIRECTORS
                             ---------------------

Section 1.     Regular Meetings.  A regular meeting of the Board of Directors
               ----------------
               shall be held immediately after, and at the same place as, the annual meeting of shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of North Carolina, for the holding of additional regular meetings.

Section 2.     Special Meetings.  Special meetings of the Board of Directors may
               ----------------
               be called by or at the request of the Chairman of the Board of Directors, if any, by the President or any two directors. Such meetings may be held either within or without the State of North Carolina, as fixed by the person or persons calling the meeting.

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Section 3.     Notice of Meetings.  Regular meetings of the Board of Directors
               ------------------
               may be held without notice.

               The person or persons calling a special meeting of the Board of Directors shall, at least two days before the meeting, give notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called.

Section 4.     Waiver of Notice.  Any director may waive notice of any meeting.
               ----------------
               The waiver must be in writing, signed by the director entitled to the notice and delivered to the corporation for inclusion in the minutes or filing with the corporate records. A director's attendance at or participation in a meeting shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting (or promptly on arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

Section 5.     Quorum.  A majority of the directors fixed by these Bylaws shall
               ------
               be required for, and shall constitute, a quorum for the transaction of business at any meeting of the Board of Directors unless the Articles of Incorporation or these Bylaws provide otherwise; provided that so long as the Investor (as defined in the Shareholders Agreement) has the right to designate a director to the Board of Directors pursuant to the Shareholders Agreement, a quorum must include at least one director designated by the Investor unless the corporation has given reasonable prior notice and has made reasonable accommodations for such Investor designee or designees to attend such meeting.

Section 6.     Manner of Acting.  Except as otherwise provided in the Articles
               ----------------
               of Incorporation or these Bylaws, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 7.     Presumption of Assent.  A director of the corporation who is
               ---------------------
               present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (a) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting, or (b) his dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) he files written notice of his dissent or abstention with the presiding officer of the meeting before its adjournment or with the corporation immediately after the adjournment. Such right to dissent shall not apply to a director who voted in favor of such action.

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Section 8.     Action Without Meeting.  Action required or permitted to be taken
               ----------------------
               at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents signed by each director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records. Such action will become effective when the last director signs the consent, unless the consent specifies a different date.

Section 9.     Conference Telephone Meetings.  Any one or more directors or
               -----------------------------
               members of a committee may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications device that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall be deemed presence in person at such meeting.

                                   ARTICLE V

                                   OFFICERS
                                   --------

Section 1.     Officers of the Corporation.  The officers of the corporation
               ---------------------------
               shall consist of a Chairman of the Board, a President, a Secretary, a Treasurer and such Vice-Presidents, Assistant Secretaries, Assistant Treasurers, and other officers (including Controllers and Assistant Controllers) as the Board of Directors may from time to time elect, subject to and in compliance with Sections 7 and 9 of the Shareholders Agreement. Any two or more offices may be held by the same person, but no officer may act in more than one capacity where action of two or more officers is required.

Section 2.     Appointment and Term.  The officers of the corporation shall be
               --------------------
               appointed by the Board of Directors and each officer shall hold office until his death, resignation, retirement, removal, disqualification, or his successor shall have been appointed and qualified.

Section 3.     Removal.  Any officer or agent elected or appointed by the Board
               -------
               of Directors may be removed by the Board at any time with or without cause; but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.     Resignation.  An officer may resign at any time by communicating
               -----------
               his resignation to the corporation, orally or in writing. A resignation is effective when communicated unless it specifies in writing a later effective date. If a resignation is made effective at a later date that is accepted by the corporation, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date. An officer's resignation does not affect the corporation's contract rights, if any, with the officer.

Section 5.     Compensation of Officers.  The compensation of all officers of
               ------------------------
               the corporation shall be fixed by the Board of Directors and no officer shall serve the corporation in any other capacity and receive compensation therefor unless such additional compensation be authorized by the Board of Directors.

Section 6.     Chairman of the Board.  Unless otherwise specified by resolution
               ---------------------
               of the Board, the Chairman of the Board shall be the Chief Executive Officer of the corporation (and may be identified as such in his title) and, subject to the direction and control of the Board of Directors, shall supervise and control the management of the corporation. The Chairman of the Board shall, when present, preside at all meetings of the directors and shareholders and, in general, shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed from time to time by the Board of Directors.

Section 7.     President.  Unless otherwise specified by resolution of the
               ---------
               Board, the President shall be the Chief Operating Officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, in the absence of the Chairman of the Board, preside at all meetings of the shareholders. He shall sign, with the Secretary, an Assistant Secretary, or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be, otherwise signed or executed; and, in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 8.     Vice-Presidents.  In the absence of the President or in the event
               ---------------
               of his death, inability or refusal to act, the Vice-Presidents in the order of their length of service as such, unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates of shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or Board of Directors. The Board of Directors may designate one or more

               Vice-Presidents to be responsible for certain functions, including, without limitation, Marketing, Finance, Manufacturing and Personnel.

Section 9.     Secretary.  The Secretary shall:  (a) keep the minutes of the
               ---------
               meetings of shareholders, of the Board of Directors and of all committees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) maintain and have general charge of the stock transfer books of the corporation; (g) prepare or cause to be prepared shareholder lists prior to each meeting of shareholders as required by law;
               (h) attest the signature or certify the incumbency or signature of any officer of the corporation; and (i) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 10.    Assistant Secretaries.  In the absence of the Secretary or in the
               ---------------------
               event of his death, inability or refusal to act, the Assistant Secretaries in the order of their lengths of service as Assistant Secretaries, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. They shall perform such other duties as may be assigned to them by the Secretary, by the President, or by the Board of Directors. Any Assistant Secretary may sign, with the President or a Vice-President, certificates for shares of the corporation.

Section 11.    Treasurer.  The Treasurer shall:  (a) have charge and custody of
               ---------
               and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such depositories as shall be selected in accordance with the provisions of Section 4 of Article VI of these Bylaws; (b) maintain appropriate accounting records as required by law; (c) prepare, or cause to be prepared, annual financial statements of the corporation that include a balance sheet as of the end of the fiscal year and an income and cash flow statement for that year, which statements, or a written notice of their availability, shall be mailed to each shareholder within One Hundred Twenty (120) days after the end of such fiscal year; and (d) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors, or by these Bylaws.

Section 12.    Assistant Treasurers.  In the absence of the Treasurer or in the
               --------------------
               event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as such, unless otherwise determined by the Board of Directors, shall perform the duties of the Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. They shall perform such other duties as may be assigned to them by the Treasurer, by the President, or by the Board of Directors.

Section 13.    Controller and Assistant Controllers.  The Controller, if one has
               ------------------------------------
               been appointed, shall have charge of the accounting affairs of the corporation and shall have such other powers and perform such other duties as the Board of Directors shall designate. Each Assistant Controller shall have such powers and perform such duties as may be assigned by the Board of Directors and the Assistant Controller shall exercise the powers of the Controller during that officer's absence or inability to act.

Section 14.    Delegation of Duties of Officers.  In case of the absence of any
               --------------------------------
               officer of the corporation or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such officer to any other officer or to any director for the time being provided a majority of the entire Board of Directors concurs herein.

Section 15.    Bonds.  The Board of Directors may by resolution, require any or
               -----
               all officers, agents or employees of the corporation to give bond to the corporation, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.


                                  ARTICLE VI

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS
                     -------------------------------------

Section 1.     Contracts.  The Board of Directors may authorize any officer or
               ---------
               officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances. Any resolution of the Board of Directors authorizing the execution of documents by the proper officers of the corporation or by the officers generally shall be deemed to authorize such execution by the Chairman of the Board, the President, any Vice-President, or the Treasurer, or any other officer if such execution is generally within the scope of the duties of his office. The Board of Directors may by resolution authorize such execution by means of one or more facsimile signatures.

Section 2.     Loans.  No loans shall be contracted on behalf of the corporation
               -----
               and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.
               Such authority may be general or confined to specific instances.

Section 3.     Checks and Drafts.  All checks, drafts or other orders for the
               -----------------
               payment of money issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4.     Deposits.  All funds of the corporation not otherwise employed
               --------
               shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors may select.

                                  ARTICLE VII

                  CERTIFICATES FOR SHARES AND THEIR TRANSFER
                  ------------------------------------------

Section 1.     Certificates for Shares.  The Board of Directors may authorize
               -----------------------
               the issuance of some or all of the shares of the corporation's classes or series of capital stock without issuing certificates to represent such shares. If shares are represented by certificates, the certificates shall be in such form as required by law and shall be determined by the Board of Directors. Certificates shall be signed (either manually or in facsimile) by the Chairman of the Board, President or a Vice-President and by the Secretary or Treasurer or an Assistant Secretary or an Assistant Treasurer. The signatures of any such officers upon a certificate may be facsimiles or may be engraved or printed. In case any officer who has signed or whose facsimile or other signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates for shares shall be consecutively numbered or otherwise identified and entered into the stock transfer books of the corporation. When shares are represented by certificates, the corporation shall issue and deliver to each shareholder to whom such shares have been issued or transferred, certificates representing the shares owned by him. When shares are not represented by certificates, then within a reasonable time after the issuance or transfer of such shares, the corporation shall send the shareholder to whom such shares have been issued or transferred a written statement of the information required by law to be on certificates.

Section 2.     Stock Transfer Books.  The corporation shall keep a book or set
               --------------------
               of books, to be known as the stock transfer books of the corporation, containing the name of each shareholder of record, together with such shareholder's address and the number and class or series of shares held by him. Transfer of shares shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and on surrender for cancellation of the certificate for such shares (if the shares are represented by certificates). All certificates surrendered for transfer (if the shares are represented by certificates) shall be cancelled before new certificates (or written statements in lieu thereof) for the transferred shares shall be issued or delivered to the shareholder.

Section 3.     Fixing Record Date.  The Board of Directors may fix a future date
               ------------------
               as the record date for one or more voting groups in order to determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose. Such record date may not be more than seventy (70) days before the meeting or date on which the particular action requiring such determination of shareholders is to be taken. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than One Hundred Twenty (120) days after the date fixed for the original meeting.

               If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution, the close of business on the day before the first notice of the meeting is delivered to shareholders or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders.

Section 4.     Lost or Destroyed Certificate.  The Board of Directors may direct
               -----------------------------
               a new certificate to be issued in place of any certificate theretofore issued by the corporation claimed to have been lost, destroyed or wrongfully taken, upon receipt of an affidavit of such fact from the person claiming the certificate of stock to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost or destroyed certificate, or his legal representative, give the corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the directors the circumstances justify omission of a bond.

Section 5.     Holder of Record.  Except as otherwise required by law, the
               ----------------
               corporation may treat as absolute owner of shares the person in whose name the shares stand of record on its books just as if that person had full competency, capacity and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate except that any person furnishing to the corporation proof of his appointment as a fiduciary shall be treated as if he were a holder of record of its shares.

Section 6.     Shares Held By Nominees.
               -----------------------

               (a) The corporation shall recognize the beneficial owner of shares registered in the name of a nominee as the owner and shareholder of such shares for certain purposes if the nominee in whose name such shares are registered files with the Secretary of the corporation a written certificate in a form prescribed by the corporation, signed by the nominee and indicating the following:
               (1) the name, address and taxpayer identification number of the nominee; (2) the name, address and taxpayer identification number of the beneficial owner; (3) the number and class or series of shares registered in the name of the nominee as to which the beneficial owner shall be recognized as the shareholder; and (4) the purposes for which the beneficial owner shall be recognized as the shareholder.

               (b) The purposes for which the corporation shall recognize a beneficial owner as the shareholder may include the following:
               (1) receiving notice of, voting at and otherwise participating in shareholders' meetings; (2) executing consents with respect to the shares; (3) exercising dissenters' rights under Article 13 of the North Carolina Business Corporation Act; (4) receiving distributions and share dividends with respect to the shares; (5) exercising inspection rights; (6) receiving reports, financial statements, proxy statements and other communications from the corporation; (7) making any demand upon the corporation required or permitted by law; and (8) exercising any other rights or receiving any other benefits of a shareholder with respect to the shares.

               (c) The certificate shall be effective ten (10) business days after its receipt by the corporation and until it is changed by the nominee, unless the certificate specifies a later effective time or an earlier termination date.

               (d) If the certificate affects less than all of the shares registered in the name of the nominee, the corporation may require the shares affected by the certificate to be registered separately on the books of the corporation and be represented by a share certificate that bears a conspicuous legend stating that there is a nominee certificate in effect with respect to the shares represented by that share certificate.

Section 7.     Acquisition by Corporation of its Own Shares.  Subject to the
               --------------------------------------------
               provisions of the Articles of Incorporation, the corporation may acquire its own shares and shares so acquired shall constitute authorized but unissued shares. Unless otherwise prohibited by the Articles of Incorporation, the corporation may reissue such shares. If reissue is prohibited, the Articles of Incorporation shall be amended to reduce the number of authorized shares by the number of shares so acquired. Such required amendment may be adopted by the Board of Directors without shareholder action.

                                 ARTICLE VIII

                              GENERAL PROVISIONS
                              ------------------

Section 1.     Distributions.  The Board of Directors may from time to time
               -------------
               authorize, and the corporation may make distributions to its shareholders pursuant to law and subject to the provisions of its Articles of Incorporation.

Section 2.     Seal.  The corporate seal of the corporation shall consist of two
               ----
               concentric circles between which is the name of the corporation and in the center of which is inscribed CORPORATE SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the corporation.

Section 3.     Fiscal Year.  The fiscal year of the corporation shall be fixed
               -----------
               by the Board of Directors.

Section 4.     Amendments.  Except as otherwise provided herein and by law,
               ----------
               these Bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special meeting of the Board of Directors; provided that (i) any provision of these Bylaws that is governed by or subject to the provisions of the Shareholders Agreement or the Articles of Incorporation shall not be amended except in accordance with the terms thereof and (ii)
               Section 2 of Article III shall not be amended without the prior written consent of the Investor (as defined in the Shareholders Agreement) for so long as the Investor has the right to designate a director to the Board of Directors pursuant to the Shareholders Agreement.

               No bylaw adopted or amended or repealed by the shareholders shall be readopted, amended or repealed by the Board of Directors, unless the Articles of Incorporation or a bylaw adopted by the shareholders authorizes the Board of Directors to adopt, amend or repeal that particular bylaw or the Bylaws generally.

Section 5.     Salary and Other Compensation.  Any payments made to an officer
               -----------------------------
               of the corporation such as salary, commission, bonus, interest, or reimbursement of rent or entertainment expenses incurred by him, that shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer of the corporation to the full extent of such disallowance.

Section 6.     Indemnification.  Any person who at any time serves or has served
               ---------------
               as a director or officer of the corporation or in such capacity at the request of this corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall have a right to be indemnified by the corporation to the fullest extent permitted by law against (a) reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (and any appeal therein), formal or informal, and whether or not brought by or on behalf of the corporation, seeking to hold him liable by reason of the fact that he is or was acting in such capacity, and (b) reasonable payments made by him in satisfaction of any judgment, money decree, fine, penalty or settlement for which he may have become liable in any such action, suit or proceeding.

               The Board of Directors of the corporation shall take all such action as may be necessary and appropriate to authorize the corporation to pay the indemnification required by this bylaw, including without limitation, to the extent needed, making a good faith evaluation of the manner in which the claimant for indemnity acted and of the reasonable amount of indemnity due him and giving notice to, and obtaining approval by, the shareholders of the corporation.

               Any person who is entitled to indemnification by the corporation hereunder shall, subject to applicable law, also be entitled to reimbursement of reasonable costs, expenses and attorneys' fees incurred in obtaining such indemnification.

               Expenses incurred by a director in defending an action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director to pay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation against such expenses.

               Any person who at any time after the adoption of this bylaw serves or has served in any of the aforesaid capacities for or on behalf of the corporation shall be deemed to be doing or to have done so in reliance upon, and as consideration for, the right of indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the provision of this bylaw.

Section 7.     Advance Payment of Expenses.  The corporation shall (upon receipt
               ---------------------------
               of an undertaking by or on behalf of the director or officer involved to repay the expenses described herein unless it shall ultimately be determined that he is entitled to be indemnified by the corporation against such expenses) pay expenses (including attorneys' fees) incurred by such director, officer, employee or agent in defending any threatened, pending or completed action, suit or proceeding and any appeal therein whether civil, criminal, administrative, investigative or arbitrative and whether formal or informal or appearing as a witness at a time when he has not been named as a defendant or a respondent with respect thereto in advance of the final disposition of such proceeding.

Section 8.     Directors and Officers Liability Insurance.  The Board of
               ------------------------------------------
               Directors may cause the corporation to purchase and maintain "Directors and Officers Liability Insurance" in amounts as are reasonable and customary for companies conducting business similar to that of the corporation for the benefit of any person who is or was serving as a director, officer, employee or agent of this corporation or for the benefit of any person who is or was serving at the request of this corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise. This insurance may cover any liability incurred by such person in any capacity arising out of this status as such even if the corporation would not otherwise have the power to indemnify him against that liability.

Section 9.     Effective Date of Notice.  Except as provided in Section 5 of
               ------------------------
               Article II, written notice shall be effective at the earliest of the following: (1) when received; (2) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed with postage thereon prepaid and correctly addressed; or (3) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee.

Section 10.    Corporate Records.  Any records maintained by the corporation in
               -----------------
               the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or be in the form of punch cards, magnetic tape, photographs, microphotographs or any other information storage device; provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same. The corporation shall maintain at its principal office the following records: (1) Articles of Incorporation and all amendments thereto; (2) Bylaws and all amendments thereto; (3) resolutions by the Board of Directors creating classes or series of shares and affixing rights, preferences or limitations to shares; (4) minutes of all shareholder meetings or action taken without a meeting for the past three years; (5) all written communications to shareholders for the past three years, including financial statements; and (6) the corporation's most recent annual report filed with the North Carolina Secretary of State.

Section 11.    Amendments to Articles of Incorporation.  To the extent permitted
               ---------------------------------------
               by law, the Board of Directors may amend the Articles of Incorporation without shareholder approval to (1) delete the initial directors' names and addresses; (2) change the initial registered agent or office in any state in which it is qualified to do business, provided such change is on file with the applicable Secretary of State; (3) change each issued and unissued share of an outstanding class into a greater number of whole shares, provided that class is the corporation's only outstanding share class; (4) change the corporate name by substituting "corporation," "incorporated," "company," "limited" or the abbreviations therefor for a similar word or abbreviation or by adding, deleting or changing a geographic designation in the name; (5) make any other change expressly permitted by the North Carolina Business Corporation Act to be made without shareholder action. All other amendments to the Articles of Incorporation must be approved by the appropriate voting group or groups as required by law.

Section 12 The provisions of these Bylaws are subject in all respects to the provisions of the Shareholders Agreement and the Articles of Incorporation. In the event of any conflict between any provision of these Bylaws and any provision of the Shareholders Agreement or the Articles of Incorporation, the applicable provisions of the Shareholders Agreement and the Articles of Incorporation shall control.